UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2020 (December 20, 2019)

Manufactured Housing Properties Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-51229	51-0482104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

136 Main Street, Pineville, North Carolina	28134
(Address of principal executive offices)	(Zip Code)

(980) 273-1702
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

EXPLANATORY NOTE

As previously reported, MHP Pursuits LLC, a wholly-owned subsidiary of Manufactured Housing Properties Inc., a Nevada corporation (the “Company”), entered into a purchase and sale agreement (the “Purchase Agreement”) on November 11, 2019 with The ARC Investment Trust, a South Carolina trust (“ARC”), for the asset purchase of 5 manufactured housing communities located in South Carolina and totaling 181 sites (the “Property”) for a total purchase price of $6,500,000. As previously reported, closing of the Purchase Agreement was completed on December 20, 2019 and the Company’s newly formed wholly owned subsidiary, ARC MHP LLC, purchased the Property.

This Current Report on Form 8-K/A amends the original Form 8-K that the Company filed on December 27, 2019 to include ARC’s statement of revenues and certain expenses for the year ended December 31, 2018 and the nine months ended September 30, 2019 (unaudited) and the unaudited pro forma combined financial information related to the acquisition required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The statement of revenues and certain expenses for ARC for the year ended December 31, 2019 and the nine months ended September 30, 2019 (unaudited) and the accompanying notes thereto is filed as Exhibit 99.1 attached hereto and is incorporated by reference herein.

(b) Pro forma financial information

The unaudited pro forma consolidated financial statements giving effect to the acquisition is filed as Exhibit 99.2 attached hereto and is incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Purchase and Sale Agreement, dated November 11, 2019, between MHP Pursuits LLC and The ARC Investment (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on November 15, 2019)
10.2	Loan Agreement, dated December 20, 2019, between ARC MHP LLC and Liberty Bankers Life Insurance Company (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on December 27, 2019)
10.3	Promissory Note issued by ARC MHP LLC to Liberty Bankers Life Insurance Company on December 20, 2019 (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed on December 27, 2019)
99.1	Statement of Revenues and Certain Expenses
99.2	Unaudited Pro Forma Consolidated Financial Statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2020	MANUFACTURED HOUSING PROPERTIES INC.

	By:	/s/ Raymond M. Gee
Raymond M. Gee
Chief Executive Officer

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